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                                                                   EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference of our report dated March 20, 2000, except for Notes 2 and 17, as to which the date is March 28, 2000, filed with the Securities and Exchange Commission on Form 10-KSB.


                                                     /s/ ERNST & YOUNG LLP
                                                     Ernst & Young LLP



October 10, 2000
Denver, Colorado